UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480)840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition.

On July 8, 2020, the Company announced net sales and pace performance for the month of June and certain information about the Company’s results of operations and financial condition as of June 30, 2020. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

In connection with the Notes Offering (as defined below), Taylor Morrison Home Corporation (the “Company”) is disclosing under Item 2.02 the information attached as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, contains certain information about the Company’s results of operations and financial condition as of June 30, 2020 and is included in a preliminary offering memorandum that is being disseminated in connection with the Notes Offering.

The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

The information included in this Item 2.02 in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.	Other Events.

On July 8, 2020, the Company announced the proposed unregistered offering (the “Notes Offering”) by its indirect wholly owned subsidiary, Taylor Morrison Communities, Inc. (the “Issuer”), of $400 million aggregate principal amount of senior notes due 2030 (the “Senior Notes”). A copy of the press release is filed as Exhibit 99.3 hereto and is incorporated by reference herein.

In connection with the Notes Offering, the Company is also providing pro forma financial information of the Company, giving effect to the acquisition of William Lyon Homes, for the year ended December 31, 2019 and for the three months ended March 31, 2020 attached hereto as Exhibit 99.4.

In connection with the Notes Offering, we also disclosed the following:

On June 3rd and 4th, 2020, three William Lyon Homes shareholders filed petitions for appraisal in the Delaware Court of Chancery, pursuant to 8 Del. C. § 262, in connection with the merger among the Company, Tower Merger Sub, Inc., and William Lyon Homes. The petitions are captioned, respectively: BCIM Strategic Value Master Fund, LP, et al. v. William Lyon Homes, Inc., C.A. No. 2020-0434; and Cannon Square, LLC v. William Lyon Homes, Inc., C.A. No. 2020-0430-KSJM. The petitioners dissented and did not accept the merger consideration, and they generally alleged that the value of their shares exceeds the consideration they would have received in the merger and seek a judicial determination of the “fair value” of their shares.

On June 29, 2020, we entered into a settlement agreement pursuant to which the petitioners released their claims in exchange for a total cash payment of approximately $70 million. On June 30, 2020, the petitioners and William Lyon Homes filed joint stipulations of dismissal with prejudice in each of the appraisal actions. On July 1, 2020, the Court granted the stipulations of dismissal with prejudice.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements,” including statements regarding preliminary results. These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believes,” “estimates,” “plans,” “projects,” “anticipates,” “expects,” “intends,” “may,” “can,” “could,” “might,” “will” or “should” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, net homebuilding debt to capitalization ratio, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future.

Such risks, uncertainties and other factors include, among other things: the scale and scope of the recent COVID-19 (coronavirus) outbreak and resulting pandemic; changes in general and local economic conditions (including as a result of recent extreme weather conditions); slowdowns or severe downturns in the housing market; homebuyers’ ability to obtain suitable financing; increases in interest rates, taxes or government fees; shortages in, disruptions of and cost of labor; higher cancellation rates of existing agreements of sale; competition in our industry; any increase in unemployment or underemployment; inflation or deflation; the seasonality of our business; our ability to obtain additional performance, payment and completion surety bonds and letters of credit; significant home warranty and construction defect claims; our reliance on subcontractors; failure to manage land acquisitions, inventory and development and construction processes; availability of land and lots at competitive prices; decreases in the market value of our land inventory; new or changing government regulations and legal challenges; our compliance with environmental laws and regulations regarding climate change; our ability to sell mortgages we originate and claims on loans sold to third parties; governmental regulation applicable to our financial services and title services business; the loss of any of our important commercial relationships; our ability to use deferred tax assets; raw materials and building supply shortages and price fluctuations; our concentration of significant operations in certain geographic areas; risks associated with our unconsolidated joint venture arrangements; information technology failures and data security breaches; costs to engage in and the success of future growth or expansion of our operations or acquisitions or disposals of businesses; costs associated with our defined benefit and defined contribution pension schemes; damages associated with any major health and safety incident; our ownership, leasing or occupation of land and the use of hazardous materials; material losses in excess of insurance limits; existing or future litigation, arbitration or other claims; negative publicity or poor relations with the residents of our communities; failure to recruit, retain and develop highly skilled, competent people; utility and resource shortages or rate fluctuations; constriction of the capital markets; risks related to our substantial debt and the agreements governing such debt, including restrictive covenants contained in such agreements; our ability to access the capital markets; the inherent uncertainty associated with financial or other projections; the risks associated with maintaining effective internal controls over financial reporting; and risks related to the integration of William Lyon Homes and the ability to recognize the anticipated benefits from the combination of Taylor Morrison and William Lyon Homes. In addition, other such risks and uncertainties may be found in our most recent annual report on Form 10-K and our quarterly report on Form 10-Q for the first quarter ended March 31, 2020 filed with the Securities and Exchange Commission (SEC) as such factors may be updated from time to time in our periodic filings with the SEC. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations, except as required by applicable law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated July 8, 2020

99.2	Recent Developments

99.3	Press Release, dated July 8, 2020

99.4

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2020 and for the year ended December 31, 2019, and the related notes thereto, of Taylor Morrison Home Corporation.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2020

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary